                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       PALOGIC VALUE FUND, L.P.

                Item                                  Information
----------------------------------      ----------------------------------------
Name:                                   PALOGIC VALUE FUND, L.P.

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, Texas 75230

Designated Filer:                       Palogic Value Management, L.P.

Date of Event Requiring Statement       June 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       QAD Inc.[QADA, QADB]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      Palogic Value Management, L.P.
                                        Its:     General Partner

                                        By:      Palogic Capital Management, LLC
                                        Its:     General Partner

                                        By:      /s/ Ryan L. Vardeman
                                                 -------------------------------
                                        Name:    Ryan L. Vardeman
                                        Title:   Sole Member
                                        Date:    June 10, 2013

2.       PALOGIC CAPITAL MANAGEMENT, LLC

                Item                                  Information
----------------------------------      ----------------------------------------
Name:                                   PALOGIC CAPITAL MANAGEMENT, LLC

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, Texas 75230

Designated Filer:                       Palogic Value Management, L.P.

Date of Event Requiring Statement       June 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:      /s/ Ryan L. Vardeman
                                                 -------------------------------
                                        Name:    Ryan L. Vardeman
                                        Title:   Sole Member
                                        Date:    June 10, 2013

3.       RYAN L. VARDEMAN

                Item                                  Information
----------------------------------      ----------------------------------------
Name:                                   RYAN L. VARDEMAN

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, Texas 75230

Designated Filer:                       Palogic Value Management, L.P.

Date of Event Requiring Statement       June 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       QAD Inc.[QADA, QADB]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        /s/ Ryan L. Vardeman
                                        ----------------------------------------
                                        Date:    June 10, 2013